FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

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SETTLEMENT PERIOD:   August 1996            PAYMENT DATE:   9/16/96
As of the Record Date:
Series B Invested Amount ..................................................        $100,000,000
Series B Pool Factor ......................................................       1.00000000000

Series C Invested Amount ..................................................        $135,000,000
Series C Pool Factor ......................................................       1.00000000000

Subordinated Series 1995-1 Invested Amount ................................         $30,000,000
Subordinated Series 1995-1 Pool Factor ....................................       1.00000000000

Variable Funding Certificate (VFC) Invested Amount.........................         $48,000,000

For the Settlement Period:                                                                             Per $1,000
                                                                                                       -----------
Gross Collections for the Settlement Period ...............................        $237,069,000            $757.41
Defaulted Amount for the Settlement Period ................................                   0               0.00
Recoveries for the Settlement Period ......................................                   0               0.00

Certificate/Fee Distributions on:  9/16/96

     Interest on the Series B Certificates ................................         $526,389.33              $1.68
     Interest on the Series C Certificates ................................          691,425.60               2.21
     Interest on the Subordinated Series 1995-1 Certificates ..............          169,916.80               0.54
     Principal of the Series B Certificates ...............................                0.00               0.00
     Principal of the Series C Certificates ...............................                0.00               0.00
     Principal on the Subordinated Series 1995-1 Certificates .............                0.00               0.00
     Servicing Fee ........................................................          566,726.09               1.81
                                                                                  -------------       ------------
                             Total of distributions........................       $1,954,457.82              $6.24
                                                                                  =============       ============
VFC activity for the August 1996 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..............      $36,000,000.00
     Principal from the Variable Funding Certificateholder.................       12,000,000.00
     Principal to the Variable Funding Certificateholder...................                0.00
                                                                                  -------------
     Ending principal of the Variable Funding Certificate..................      $48,000,000.00
                                                                                  =============
     Interest for the Settlement Period for the VFC........................         $192,630.82              $0.62
     Liquidity Fees for the Settlement Period for the VFC..................           18,388.92               0.06
                                                                                  -------------       ------------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......         $211,019.74              $0.68
                                                                                  =============       ============
As of the end of the August 1996 Settlement Period:
Subordinated Amounts:
    Series B Certificates .................................................         $23,456,791
    Series C Certificates .................................................         $31,666,667
    Variable Funding Certificate  (VFC) ...................................         $11,259,259
Aggregate Subordinated Transferor Amount ..................................         $40,672,316

Cash Collateral Account balance                                                              $0
Collection Account balance ................................................          $2,001,000
Excess Funding Account balance ............................................         $12,500,000


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   -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and
        Subordinated Series 1995-1) as of the Record Date.
   -    Interest is for the Interest Accrual Period ending September 15th.
   -    The Series B Certificate Rate was 5.92188% for this Interest Accrual Period.
   -    The Series C Certificate Rate was 5.76188% for this Interest Accrual Period.
   -    The Subordinated Series 1995-1 Certificate Rate was 6.37188% for this Interest Accrual Period.
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